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                                                                    EXHIBIT 10.6

          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                  THIRD AMENDMENT TO PROGRAM AGREEMENTS (BAGEL)


        This Third Amendment to Program Agreements ("Third Amendment") amends the Program Agreements, as defined below, entered into by and among Bank of America, National Association ("Program Lender"), The First Marblehead Corporation ("FMC"), The Education Resources Institute, Inc. ("TERI"), and U.S. Bank, N.A. (f/k/a State Street Bank and Trust Company) ("U.S. Bank"). This Third Amendment is dated as of January 15, 2003.

DEFINITIONS

"Bank of America TERI Programs" means the Bank of America TERI Alternative Loan Program (ALP), the Bank of America TERI Professional Education Program (PEP) and the Bank of America TERI ISLP Program.

"Bank of America TERI ISLP Program" means the Bank of America International Student Loan Program Undergraduate and Graduate Loan Programs, the Bank of America ISLP Medical Select Loan Program, and the Bank of America ISLP Offshore Medical Loan Program.

"Deposit and Security Agreement" means that certain agreement bearing that name entered into by and among Program Lender, FMC, TERI, and U.S. Bank dated as of April 30, 2001, as amended.

"Guaranty Agreement" means that certain agreement bearing that name entered into by and between Program Lender and TERI dated as of April 30, 2001, as amended.

"Loan Origination Agreement" means that certain agreement bearing that name entered into between Program Lender and TERI dated as of April 30, 2001, as amended.

"Note Purchase Agreement" means that certain agreement bearing that name by and between FMC and Program Lender dated as of April 30, 2001, as amended.

"Program Agreements" means the Deposit and Security Agreement, the Guaranty Agreement, the Loan Origination Agreement, the Note Purchase Agreement, and the Umbrella Agreement, all as heretofore amended, and including all Exhibits and Schedules thereto, including, without limitation, the Program Guidelines.

"Umbrella Agreement" means the agreement bearing that name by and between FMC and Program Lender dated as of April 30, 2001, as amended.

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I.      GUARANTY AGREEMENT.  In the Guaranty Agreement,

                1. The definition of "Program" is amended to include the Bank of America TERI ISLP Programs and the term "Loans" is amended to include loans made under the Bank of America TERI ISLP Programs.

                2.      Exhibit K to the Guaranty Agreement is amended to add
                        Schedule 3.3 attached hereto for the Bank of America TERI ISLP Programs.

                3. Exhibit M is amended by adding the forms of Application/Promissory Note attached hereto as Exhibit M.

                4. The Program Guidelines are amended by adding the ISLP Loan Program Underwriting and Origination Guidelines (Undergraduate and Graduate), the ISLP Offshore Medical Underwriting and Origination Guidelines, and the ISLP Medical Select Underwriting and Origination Guidelines attached hereto as Exhibit A.

II.     LOAN ORIGINATION AGREEMENT. In the Loan Origination Agreement

                1. The definition of "Program" is amended to include the Bank of America TERI ISLP Programs and the term "Loans" is amended to include loans made under the Bank of America TERI ISLP Programs.

III.    NOTE PURCHASE AGREEMENT. In the Note Purchase Agreement,

                1. The "Product Specifications" are amended by adding the ISLP Loan Program Underwriting and Origination Guidelines (Undergraduate and Graduate), the ISLP Offshore Medical Underwriting and Origination Guidelines, and the ISLP Medical Select Underwriting and Origination Guidelines attached hereto as Exhibit A.

                2. The definition of "Program" is amended to include the Bank of America TERI ISLP Programs.

                3. The definition of "Bank of America Conforming Loan" is amended to include those loans made under the Bank of America TERI ISLP Programs that (a) conform to the requirements of the Product Specifications at the time the loans were made, (b) are serviced by the Servicer (as defined in the Note Purchase Agreement) in accordance with the Product Specifications, and (c) are covered by and subject to all the benefits of the Guaranty Agreement.

                4. The definition of Seasoned Loan is amended and restated as set forth in Exhibit B attached hereto.

                                        2
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                5.      Section 2.04 is amended and restated as set forth in
                        Schedule 2.04 attached hereto.

                6. Sections 5.02, 5.04, 8.01 and 8.02 are amended and restated as set forth in Exhibit C hereto. Said amendments are shown in "blackline" form in Exhibit C hereto.

IV.     DEPOSIT AND SECURITY AGREEMENT.

                1. The State Street Bank and Trust Company has changed its name. Accordingly, all references to State Street Bank and Trust Company are hereby amended and replaced with U.S. Bank, N.A., formerly known as State Street Bank and Trust Company.

                2. The Deposit and Security Agreement shall apply to all "Loans" guaranteed under the Guaranty Agreement in accordance with the definition of "Loans" as amended herein.

V.      SERVICING AGREEMENTS.

                1. The obligations of FMC under this Amendment are conditioned upon FMC and PHEAA entering into a Supplement to Alternative Servicing Agreement substantially in the form attached hereto as Exhibit E.

VI. In all other respects, the Program Agreements are hereby ratified and confirmed and shall remain in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

                                         THE EDUCATION RESOURCES INSTITUTE, INC.

                                         By: /s/ Lawrence W. O'Toole
                                            ------------------------------------
                                         Its: President

                                         BANK OF AMERICA, N.A.

                                         By: /s/ Kathy Cannon
                                            ------------------------------------
                                         Its: Senior Vice President

                                         THE FIRST MARBLEHEAD CORPORATION

                                         By: /s/ Ralph James
                                            ------------------------------------
                                         Its: President

                                        3
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                                         U.S. BANK, N.A. (f/k/a STATE STREET
                                         BANK AND TRUST COMPANY)

                                         By: /s/ [Illegible]
                                            ------------------------------------
                                         Its: Vice President

                                        4
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                                TABLE OF EXHIBITS


NOTE: First Marblehead Corporation is not a party the following Exhibits A, B and/or M and/or or to Schedule 3.3. Pursuant to Item 601 of Regulation S-K, such exhibits are not being filed herewith.


Exhibit A       Program Guidelines

Schedule 3.3    Guaranty Fees and Loan Pricing

Exhibit B       Revised Definition of Seasoned Loan in the Note Purchase
                Agreement - filed herewith.

Exhibit C       Revised Sections 5.02, 5.04, 8.01 and 8.02 of the Note
                Purchase Agreement - filed herewith.

Exhibit M       Promissory Notes

Schedule 2.04 Revised Section 2.04 of the Note Purchase Agreement - filed herewith.

Exhibit E       Supplement to Alternative Servicing Agreement - filed
                herewith.

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                                    EXHIBIT B

        "Seasoned Loan" means a Bank of America Conforming Loan made by Program Lender that becomes "seasoned" in accordance with the following criteria:

(a) The following Bank of America Conforming Loans will be deemed to be "Seasoned Loans" immediately upon final disbursement:

        (i)     prepGATE loans (as defined in the Product Specifications);

(b) The following Bank of America Conforming Loans will be deemed to be "Seasoned Loans" twenty-four (24) months following final disbursement:

    (i) Bank of America Undergraduate Education Loans (as defined in the Product Specifications) made to Borrowers in their first (1st), second
        (2nd) or third (3rd) academic year;

(c) The following Bank of America Conforming Loans will be deemed to be "Seasoned Loans" upon the later of (i) the scheduled graduation date or (ii) the deferment end date (i.e., at the beginning of the grace period before scheduled repayment begins):

        (i) Bank of America Undergraduate Education Loans, Bank of America TERI ALP Loans, and Bank of America ISLP Undergraduate Loans (as defined in the Product Specifications) made to Borrowers in their fourth (4th) or later academic year; and
        (ii) Bank of America TERI PEP Loans, Bank of America ISLP Graduate Loans, Bank of America ISLP Offshore Medical Loans, and Bank of America ISLP MedSelect Loans (as defined in the Product Specifications).

(d) Notwithstanding subparagraphs (a) through (c), above, (i) any Bank of America Conforming Loan will be deemed to be a "Seasoned Loan" immediately upon the occurrence of any of the following events:

        A. the Bank of America Conforming Loan enters repayment because the Borrower ceases to be enrolled at the Participating Institution or in an approved residency period in the case of a loan to a Borrower in a medical or dental degree program, as and to the extent required by the Product Specifications; or

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        B.  a "Guaranty Event" (as defined in the Guaranty Agreement) occurs with respect to such Bank of America Conforming Loan; or

        C. any Bank of America Conforming Loan that is a Bank of America Undergraduate Education Loan, Bank of America TERI ALP Loan or Bank of America ISLP Undergraduate Loan (as defined in the Product Specifications) and is made to Borrowers in their third (3rd) academic year that has a scheduled graduation date that occurs prior to twenty-four (24) months following the final disbursement date of the loan.

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                                    EXHIBIT C

V.      REPRESENTATIONS AND WARRANTIES.

        5.02.   REPRESENTATIONS AND WARRANTIES OF PROGRAM LENDER.

        Program Lender makes the following representations and warranties as of the date hereof, as of the date of each sale of Seasoned Loans to FMC or a Purchaser Trust, and as of any other date specified below:

        (a) Program Lender represents and warrants that it is, and shall continue to be, a national banking association duly organized, validly existing and in good standing under the laws of the United States, and has the requisite authority to conduct all activities and consummate all transactions contemplated by this Agreement.

        (b) Program Lender has all requisite power and authority to execute, deliver and perform its obligations under this Agreement, and has duly authorized the execution, delivery and performance of, and has duly executed and delivered this Agreement, and this Agreement, together with each Pool Supplement executed pursuant hereto, constitutes the legal, valid and binding obligation of Program Lender enforceable against Program Lender in accordance with its terms, except as such enforceability may be limited by (i) receivership, conservatorship and supervisory powers of bank regulatory agencies generally,
(ii) applicable bankruptcy, receivership, conservatorship, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect, or (iii) general principles of equity.

        (c) Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions hereof, will conflict with, or result in a breach of, or constitute a default under, any of

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the terms, conditions or provisions of any legal restriction or any agreement or instrument to which Program Lender is now a party or by which it is bound.

        (d) Each of the Seasoned Loans originated by Program Lender and sold to FMC or a Purchaser Trust pursuant to any Securitization Transaction (i) is the valid, binding and enforceable obligation of the borrower executing the same, and of any cosigner thereto, enforceable against each borrower, any student maker named therein, and any cosigner thereunder in accordance with its terms except as enforceability may be affected by bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally and by equitable principles, and (ii) is covered by and entitled to the benefits of the Guaranty Agreement.

        (e) Each Seasoned Loan originated by Program Lender sold hereunder and any accompanying notices and disclosures conforms to all applicable state and federal laws, rules and regulations and each Seasoned Loan was documented on forms set forth in the Program Guidelines and contained consumer loan terms and involved guaranty fees payable to TERI in strict conformity with the Program Guidelines. The origination of each Seasoned Loan was conducted in accordance with the Program Guidelines and all applicable state and federal laws including, without limitation, the Equal Credit Opportunity Act. No application to Program Lender for a Bank of America Conforming Loan shall be, or has been, rejected, approved or discouraged by Program Lender on the basis of race, sex, color, religion, national origin, age (other than laws limiting the capacity to enter a binding contract) or marital status, the fact that all or a part of the borrower's or co-signer's, income derives from any public assistance program, or the fact that the applicant, borrower or any co-signer has, in good faith, exercised any right under the Consumer Credit Protection Act.

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        (f)     Each Seasoned Loan originated by Program Lender sold to FMC or
Purchaser Trust is in compliance with any applicable usury laws at the time made and of the time of assignment to FMC or a Purchaser Trust.

        (g) There is no defense to payment, counterclaim or setoff with respect to any Seasoned Loan sold under this Agreement. There is no action before any state or federal court, administrative or regulatory body, pending or threatened against Program Lender in which an adverse result would have a material adverse effect upon the validity or enforceability of Seasoned Loans originated by Program Lender and included in the Pool.

        (h) Each and every Seasoned Loan sold pursuant to this Agreement is owned by Program Lender free and clear of any liens, claims or demands of any person, and Program Lender has the absolute right to transfer the same to FMC or a Purchaser Trust.

        (i) With respect to each Bank of America Note originated by Program Lender and included in the Pool: (A) the terms thereof have not been impaired, waived, altered or modified in any respect, except pursuant to written forbearance agreements in accordance with the requirements of and in the terms set forth in the Program Guidelines, and (B) such Bank of America Note has been serviced at all times in accordance with the Program Guidelines.

        5.04.   REMEDY FOR BREACH OF REPRESENTATIONS AND WARRANTIES.

        In the event any representation or warranty made by Program Lender pursuant to Section 5.02 above shall prove to be inaccurate or incomplete as of the date when made, Program Lender shall have the right (but not the obligation) to elect by written notice to FMC to be given by Program Lender no later than sixty (60) days after receipt of written notice from FMC of such alleged breach to repurchase the affected Seasoned Loan or Loans no later than such 60th day for a cash purchase price equal to the outstanding principal balance thereof plus all accrued and

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unpaid interest. Upon receipt of said repurchase price, FMC shall, or, if applicable, shall cause the Purchaser Trust or the Servicer to, deliver the Bank of America Note and the Origination Records relating thereto to Program Lender, duly endorsed or assigned to Program Lender or to such person as Program Lender may direct, in any such case, without recourse to FMC or the Purchaser Trust. Whether or not Program Lender exercises its right of Program Lender shall indemnify FMC, any Purchaser Trust and any fiduciary under the Trust Agreement pursuant to Article VIII of this Agreement.

VIII.   INDEMNIFICATION.

        8.01.   BY PROGRAM LENDER

        Regardless of the exercise or nonexercise of the repurchase right under
Section 5.04, Program Lender shall indemnify and hold harmless FMC, each Purchaser Trust and any fiduciary under any Trust Indenture, and any officer, director, employee or agent of any of the foregoing (herein, collectively, referred to as the "Indemnified Persons") against any and all liabilities, losses, costs, damages and expenses, including, without limitation, attorneys' fees and legal expenses and sums paid, liabilities incurred or expenses paid or incurred in connection with settling claims, suits or judgments or obtaining or attempting to obtain release from liability under the Trust Indenture or this Agreement which such Indemnified Person may sustain or incur by reason of any breach of any representation, warranty or covenant of Program Lender contained herein. This section shall survive any termination of this Agreement.

        8.02.   By FMC.

        FMC or the applicable Purchaser Trust as the case may be, shall indemnify and hold harmless Program Lender and any officer, director, employee or agent of Program Lender

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(herein, collectively referred to as "Indemnified Persons") against any and all liabilities, losses, costs damages, and expenses, including, without limitation, attorneys' fees and legal expenses and sums paid, liabilities incurred or expenses paid or incurred in connection with settling claims or judgments or obtaining or attempting to obtain release from liability, which such Indemnified Person may sustain or incur by reason of any breach of any representation, warranty or covenant of FMC or the applicable Purchaser Trust, as the case may be, contained herein. This section shall survive any termination of this Agreement.

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                                  SCHEDULE 2.04

        2.04. MINIMUM PURCHASE PRICE. (a). On the Purchase Date, Program Lender shall assign and convey all Seasoned Loans originated by Program Lender included in the Pool to FMC, or a Purchaser Trust, in consideration of receipt of the Minimum Purchase Price therefor. For purposes of this Agreement the term "Minimum Purchase Price" shall mean the sum of the consideration outlined in this Section 2.04(a) and 2.04(b). With respect to all Bank of America Conforming Loans that are not Bank of America TERI ISLP Program Loans, Minimum Purchase Price shall mean the sum of:

        (1) The unpaid principal amount of the Seasoned Loans in question [**]; plus

        (2)     all accrued and unpaid interest on such Seasoned Loans, [**];
                plus

        (3) [**], the amount of any guaranty fee paid by Program Lender to [**] If the terms of the Guaranty Agreement call for any Guaranty Fees to be paid to [**]; plus

        (4) a partial reimbursement for [**] costs incurred and paid by Program Lender with respect to [**], such reimbursement to equal [**].

        (b). On the Purchase Date, Program Lender shall assign and convey all Bank of America TERI ISLP Program Loans originated by Program Lender included in the Pool to FMC, or a Purchaser Trust, in consideration of receipt of the Minimum Purchase Price therefor. With respect to each of the Bank of America TERI ISLP Program Loans to be purchased, Minimum Purchase Price shall mean the sum of the following amounts:

        (1) The unpaid principal amount [**] of the Seasoned Loans in the Pool; plus

        (2) All accrued and unpaid interest on such Bank of America TERI ISLP Program Loans, [**]; plus

        (3) The amount of any Guaranty Fees paid by Program Lender to TERI [**]; plus

        (4)     A marketing fee and loan premium of [**].

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                                    EXHIBIT E
                                  SUPPLEMENT TO
                         ALTERNATIVE SERVICING AGREEMENT
                                     BETWEEN
                 PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY
                                       AND
                        THE FIRST MARBLEHEAD CORPORATION

        THIS SUPPLEMENT is made this ______ day of ___________, by and between the Pennsylvania Higher Education Assistance Agency, a public corporation and governmental instrumentality organized under the laws of the Commonwealth of Pennsylvania, having an address at 1200 North Seventh Street, Harrisburg, Pennsylvania 17102 (herein called the "Servicer"), and The First Marblehead Corporation, having an address at 30 Little Harbor, Marblehead, Massachusetts 01945 ("FMC"). Capitalized terms used herein without definition have the meanings given to them in the Alternative Servicing Agreement between the Servicer and FMC dated as of October 16, 2001, as amended by a First Amendment to Alternative Servicing Agreement dated as of November 1, 2001 and a Second Amendment to Alternative Servicing Agreement dated as of November 1, 2001 ("Agreement").

        WHEREAS, the Servicer and FMC entered the Agreement, pursuant to which the Parties agreed to designate from time to time additional TERI-guaranteed loan programs to be covered by the Agreement; and,

        WHEREAS, the Servicer, Special Purpose Entity ("SPE") and FMC wish to designate Bank of America TERI ISLP Program loans purchased by FMC or an SPE as TERI-guaranteed loans covered by the Agreement.

        NOW, THEREFORE, in consideration of the mutual promises contained in this Supplement and the fees to be paid by FMC to the Servicer under the Agreement, and intending to be legally bound, the Parties to this Supplement do hereby agree as follows:

1. The Servicer and FMC designate loans made under the Bank of America TERI ISLP Programs (Undergraduate, Graduate, Offshore Medical, and Medical Select) and purchased by FMC or an SPE, as loans covered by the Agreement.

2. The definition of "Program Guidelines" in Section 1.9 of the Agreement is hereby amended to add the Underwriting, Origination and Loan Term Guidelines for Bank of America's ISLP Loan Program (Undergraduate and Graduate), the ISLP Medical Select Program, and the ISLP Offshore Medical Program, all as approved and adopted by TERI.

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        IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be duly executed as of the month, day and the year first above written.


PENNSYLVANIA HIGHER                      THE FIRST MARBLEHEAD
EDUCATION ASSISTANCE AGENCY              CORPORATION

By:                                      By:
   ------------------------------          -------------------------------

Name:                                    Name:
     ----------------------------             ----------------------------

Title:                                   Title:
      ---------------------------              ---------------------------

---------------------------------        ---------------------------------
                 Date                                    Date

                                         ---------------------------------
                                         Federal Tax Identification Number

Approved as to form and legality


---------------------------------
PHEAA Chief Counsel